UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2006

                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)

                           Commission File No. 0-10772

        Virginia                                                      54-0846569
(State or other jurisdiction of                            (IRS Employer ID No.)
incorporation or organization)

       6708 Alexander Bell Drive
       Columbia, Maryland                                             21046-2306
(Address of principal executive office)                               (Zip Code)

Registrant's telephone number, including area code:               (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                ESSEX CORPORATION

Item 2.02. Results of Operations and Financial Condition.

      On August 8, 2006, Essex Corporation (the "Corporation") announced via press release the Corporation's financial results for the three and six month periods ended June 30, 2006. A copy of the Corporation's press release is attached hereto as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached Exhibit 99.1 are furnished under Item 2.02 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying
Exhibit 99.1 shall not be incorporated by reference to any filing of the Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1    Press Release of the Corporation dated August 8, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESSEX CORPORATION

                                            /s/ Lisa G. Jacobson
                                            ------------------------------------
DATE:  August 8, 2006                           Lisa G. Jacobson
                                                Executive Vice President and
                                                Chief Financial Officer


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                                ESSEX CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1        Press Release of the Corporation dated August 8, 2006.